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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
                        October 23, 2001                                               Octber 23, 2001
________________________________________________________________________________
(Date of earliest
event reported)

PUGET ENERGY, INC.
(Exact name of registrant as specified in its charter)
-----------------------------
Commission File Number 1-16305
-----------------------------
                        Washington                                                          91-1969407
                        (State or other jurisdiction of                                  (IRS Employer
                        incorporation or organization)                             Identification No.)
411 - 108th Avenue N.E., Bellevue, Washington 98004-5515
(Address of principal executive offices)
(425) 454-6363
(Registrant's telephone number, including area code)
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ITEM 5. Other Events

On October 23, 2001 the Company issued the folwing press release.

Puget Energy reports third-quarter 2001 results

Bellevue, Wash. (October 23, 2001) - Puget Energy (NYSE: PSD) today reported 2001 third-quarter income for common stock of $4.7 million, or 5 cents per diluted share compared to income for common stock for the third quarter of 2000 of $16.8 million, or 20 cents per diluted share.

Income for common stock for the twelve months ended September 30, 2001 was $159.3 million, or $1.84 per diluted share, compared to income of $175.3 million, or $2.05 per diluted share for the same period one year ago.

“Operationally, we are succeeding in our goal of becoming the best distribution company in terms of delivering high-quality service at the lowest possible cost” said William S. Weaver, chairman, president and CEO of Puget Energy. “Financially, results reflect the adverse effects of under-recovery of the costs of power required to serve our customers,” added Weaver. “Efforts with the state to allow recovery of those costs are ongoing and critical to providing reliable service to customers in the most innovative and cost-effective manner.”

FACTORS IN THIRD-QUARTER RESULTS

Operating revenues for the third quarter were $619.7 million, down from $979.0 million for the same period in 2000. The decrease in revenue resulted primarily from declining levels of sales of electricity at market-based prices to utilities and others. At the residential level, revenue increases resulting from an increase in the number of customers served were offset by reductions in load resulting from implementation of the company’s Personal Energy Management™ program, conservation incentives and other factors.

Utility operations and maintenance expenses of $64.2 million, compared to $55.9 million in 2000, increased primarily due to costs related to the Personal Energy Management™ energy-efficiency program and budgeted increases in non-production operations and maintenance costs.

Results for the third quarter of 2001 include approximately 8 cents of earnings related to ConneXt®, the company’s software subsidiary: a 9-cent per-share gain from the previously-announced sale of the assets ConneXt to Alliance Data Systems Corp., net of ConneXt’s operating loss of approximately 1 cent per share through the date of the sale.

Also, in the third quarter, the company’s utilities-services subsidiary, InfrastruX Group, completed its seventh acquisition, expanding its electric overhead distribution service capabilities in the South Central region of the country. With this acquisition, InfrastruX’s annualized revenues increased to approximately $225 million.

FACTORS IN 12-MONTH RESULTS

Operating revenues for the 12-month period were $4.0 billion, up from $2.8 billion for the same period in 2000. Twelve-month revenues increased primarily as a result of increased wholesale and market-based electric sales, compared to the same period one year ago.

Twelve-month utility operations and maintenance expenses for 2001 were affected by the same factors as the quarter.

THIRD-QUARTER EARNINGS ANALYST TELECONFERENCE

A conference call for analysts to discuss with management the third-quarter results and the outlook for future performance is scheduled at 7:00 a.m. PDT, (10 a.m. EDT) Tuesday, October 23, 2001. The call will be broadcast live through a Web cast at www.pse.com in the Investors Web page. The Web cast will be archived and available for replay following the live call.

PUGET ENERGY - SUMMARY INCOME STATEMENT

(In thousands, except per-share amounts)

                                                       3 months ended 9/301                   12 months ended 9/30
                                                  ---------------------------------       --------------------------------
                                                            2001               2000                  2001            2000
                                                  ----------------------------------      --------------------------------

Operating revenues
      Electric                                        $  474,319         $  886,696           $ 2,968,172     $ 2,237,589
      Gas                                                 91,778             72,798               795,087         539,051
      Other                                               53,573             19,487               188,361          33,468
                                                  ---------------    ---------------      ----------------   -------------
            Total operating revenues                     619,670            978,981             3,951,620       2,810,108
                                                  ---------------    ---------------      ----------------   -------------

Operating expenses
      Purchased electricity                              261,148            660,249             1,858,708       1,334,631
      Purchased gas                                       50,976             35,885               514,423         271,019
      Electric generation fuel                            67,949             55,381               310,411         132,887
      Residential exchange                              (19,270)            (7,983)              (58,060)        (40,385)
      Utility operations & maintenance                    64,213             55,947               261,709         230,281
      Other operations & maintenance                      47,881             19,393               152,901          31,803
      Depreciation & amortization                         54,195             49,677               211,893         191,876
      Conservation amortization                            1,440              1,188                 6,288           7,559
      FAS-133 unrealized (gain)/loss                         567                ---              (14,494)             ---
      Other taxes                                         38,671             42,556               212,302         196,048
      Federal income taxes                                 6,144              9,090               125,911         113,749
                                                  ---------------    ---------------      ----------------   -------------
            Total operating expenses                     573,914            921,383             3,581,992       2,469,468
                                                  ---------------    ---------------      ----------------   -------------

Operating income                                          45,756             57,598               369,628         340,640
Other income                                               7,892              5,273                  (69)          13,528
                                                  ---------------    ---------------      ----------------   -------------
Income before interest charges                            53,648             62,871               369,559         354,168
Interest charges                                          46,839             43,876               186,963         169,778
                                                  ---------------    ---------------      ----------------   -------------
Net income before cumulative effect of
      accounting change                                    6,809             18,995               182,596         184,390
FAS-133 transition adjustment loss (net of tax)              ---                ---                14,749             ---
                                                  ---------------    ---------------      ----------------   -------------
Net Income                                                 6,809             18,995               167,847         184,390
Less preferred stock dividend accruals                     2,085              2,229                 8,558           9,137
                                                  ---------------    ---------------      ----------------   -------------
Income for common stock                                $   4,724         $   16,766            $  159,289      $  175,253
                                                  ===============    ===============      ================   =============

Common shares outstanding                                 86,571             85,502                86,170          85,145

                                                  ---------------    ---------------      ----------------   -------------
Basic earnings per common share before
      cumulative effect of accounting change           $    0.06          $    0.20             $    2.02       $    2.06
Cumulative effect of accounting change                       ---                ---                 (0.17)            ---
                                                  ---------------    ---------------      ----------------  --------------
Basic earnings per common share                        $    0.06          $    0.20             $    1.85       $    2.06

Diluted earnings per common share before
      cumulative effect of accounting change           $    0.05          $    0.20             $    2.01       $    2.05
Cumulative effect of accounting change                       ---                ---                 (0.17)            ---
                                                  ---------------    ---------------      ----------------   -------------
Diluted earnings per common share3                     $    0.05          $    0.20             $    1.84       $    2.05

1 Partial-year results may not accurately predict full-year performance, as earnings are significantly affected by weather.

2 Certain amounts previously reported have been reclassified to conform with current year presentations with no effect on net income.

3 Diluted earnings per common share include the dilutive effect of securities related to employee compensation plans.

PUGET SOUND ENERGY1 - UTILITY OPERATING DATA
                                          3 months ended 9/30                  12 months ended 9/30
                                   ---------------------------------- ------------------------------------
                                             2001               2000               2001              2000
                                   ---------------------------------- ------------------------------------
Energy sales revenue
Electricity
   Residential                         $  105,058         $  112,095         $  594,051        $  608,838
   Commercial                             113,372            119,644            518,374           487,753
   Industrial                              39,663            100,643            362,654           244,587
   Transportation                             351                ---                336               410
   Other2                                (21,805)             13,298             29,778            36,497
                                   ---------------    ---------------    ---------------   ---------------
     Subtotal, retail sales               236,639            345,680          1,505,193         1,378,085
   Sales to other utilities               237,680            541,016          1,462,979           859,504
                                   ---------------    ---------------    ---------------   ---------------
     Total electricity sales              474,319            886,696          2,968,172         2,237,589
Gas
   Residential                             41,672             35,582            476,087           321,451
   Commercial                              35,366             24,897            249,157           160,873
   Industrial                               9,340              6,567             48,348            33,367
   Transportation                           3,133              2,997             11,557            12,086
   Other2                                   2,267              2,755              9,938            11,274
                                   ---------------    ---------------    ---------------   ---------------
     Total gas sales                       91,778             72,798            795,087           539,051
                                   ---------------    ---------------    ---------------   ---------------
Total energy sales revenues            $  566,097         $  959,494        $ 3,763,259       $ 2,776,640
----------------------------------------------------------------------------------------------------------

Energy sales volumes
Electricity (in mWh)
   Residential                          1,748,140          1,829,843          9,653,129         9,722,088
   Commercial                           1,890,011          1,927,699          7,942,594         7,606,809
   Industrial                             597,730          1,037,047          3,114,140         3,967,909
   Transportation                          60,272                ---             60,272            11,491
   Other2                                  78,501              5,303           (28,496)           286,943
                                   ---------------    ---------------    ---------------   ---------------
     Subtotal, retail sales             4,374,654          4,799,892         20,741,639        21,595,240
   Sales to other utilities             2,156,417          5,538,824         10,378,520        14,198,041
                                   ---------------    ---------------    ---------------   ---------------
                                   ---------------    ---------------    ---------------   ---------------
     Total mWh                          6,531,071         10,338,716         31,120,159        35,793,281
Gas (in 000's of therms)
   Residential                             35,160             39,641            509,012           491,822
   Commercial                              40,971             38,420            301,416           306,781
   Industrial                              11,143             11,497             60,377            69,101
   Transportation                          45,093             46,655            187,560           214,118
                                   ---------------    ---------------    ---------------   ---------------
     Total gas volumes                    132,367            136,213          1,058,365         1,081,822
--------------------------------------------------------------------- ------------------------------------

Customers served3
Electricity
   Residential                            829,331            813,714            822,261           807,848
   Commercial                             100,334             99,067             99,734            98,335
   Industrial                               3,998              4,076              4,036             4,142
   Other                                    1,818              1,555              1,698             1,523
                                         ----------   ---------------  ---------------    ---------------
     Total electricity                    935,481            918,412            927,729           911,848
     customers
Gas
   Residential                            549,890            534,042            544,877           527,156
   Commercial                              46,789             45,347             46,505            45,225
   Industrial                               2,842              2,957              2,871             3,012
   Transportation                             112                100                110                95
                                   ---------------    ---------------    ---------------   ---------------
     Total gas customers                  599,633            582,446            594,363           575,488
--------------------------------------------------------------------- ------------------------------------

Weather
Actual heating degree days              280                269               5,085             4,781
Normal heating degree days              279                279               4,908             4,928

1 Puget Sound Energy is the electric and natural gas utility subsidiary of Puget Energy.

2 Includes change in unbilled revenues, Conservation Trust collection, Encogen non-energy sales, sales of non-core gas supply to generators and the customers’ refunded portion of Centralia gain.

3 Quarterly data represents average served during September; 12-month data represents average for the 12 months ended.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC.

James W. Eldredge

__________________________________

James James W. Eldredge

Corporate Secretary and Chief Accounting Officer

Date: October 23, 2001